UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2008

VWR Funding, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-124100	56-2445503
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1310 Goshen Parkway P.O. Box 2656 West Chester, PA	19380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 431-1700

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

VWR International, LLC, a direct, wholly owned subsidiary of VWR Funding, Inc., is participating in the 2008 Credit Conference hosted by Bank of America to be held November 20 through November 21, 2008 at the Loews Royal Pacific Resort in Orlando, Florida. Jack L. Wyszomierski, the Executive Vice President and Chief Financial Officer of VWR International and VWR Funding, is scheduled to present at 11:10 a.m. Eastern Time on Thursday, November 20, 2008. A copy of the slides to be used by Mr. Wyszomierski during the presentation is attached as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 –	Slides to be used during Mr. Wyszomierski’s November 20, 2008 presentation at the 2008 Credit Conference hosted by Bank of America

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWR Funding, Inc.

	By:	/s/ Gregory L. Cowan

Date: November 17, 2008		Name:	Gregory L. Cowan
		Title:	Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Slides to be used during Mr. Wyszomierski’s November 20, 2008 presentation at the 2008 Credit Conference hosted by Bank of America

4